UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2018 (July 18, 2018)

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)
70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by Agree Realty Corporation (the “Company”) with the Securities and Exchange Commission on December 15, 2016, the Company, as parent guarantor, Agree Limited Partnership, as borrower (the “Borrower”), and certain indirect subsidiaries of the Borrower entered into an Amended and Restated Revolving Credit and Term Loan Agreement (the “Credit Agreement”) with PNC Bank, National Association, as administrative agent (the “Agent”), and certain other lenders named therein (collectively, the “Lenders”). On July 18, 2018, the Company and the Borrower entered into an increase agreement (the “Increase Agreement”) with the Agent and certain of the Lenders (the “Increasing Lenders”), pursuant to which the Increasing Lenders agreed to increase their revolving commitments under the Credit Agreement by $75 million in the aggregate, raising the total revolving commitments under the Credit Agreement to $325 million. The Credit Agreement, which also provides for term loans in an aggregate principal amount of $100 million, has an accordion feature that allows the total borrowing capacity under the Credit Agreement to be increased to a maximum amount of $500 million, subject to certain conditions.

Pursuant to the Credit Agreement, the Company and certain indirect subsidiaries of the Company guaranteed to the Lenders all of the obligations of the Borrower and each other guarantor under the Credit Agreement, any notes and the other loan documents, including any obligations under hedging arrangements. In connection with the Increase Agreement, each guarantor executed a guarantor acknowledgment, pursuant to which such guarantor reaffirmed its continued obligations under the existing guaranty. All other material terms of the Credit Agreement remain unchanged.

Copies of the Increase Agreement and Form of Revolving Note are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The foregoing summary of the Increase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Increase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On July 23, 2018, the Company issued a press release describing its results of operations for the second quarter ended June 30, 2018. The press release is furnished as Exhibit 99.1 to this report and is hereby incorporated by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in Board Size and Appointment of Craig Erlich and W. Gregory Lehmkuhl as Directors

On July 20, 2018, the Board of Directors (the “Board”) of Agree Realty Corporation (the “Company”) voted to increase the size of the Board to ten members and voted to appoint Craig Erlich and Greg Lehmkuhl to the Board to fill the vacancies created by the increase in Board size, effective July 20, 2018. Mr. Erlich and Mr. Lehmkuhl will stand for election at the Company's 2019 Annual Meeting of Stockholders.

Craig Erlich, 51, is a Senior Vice President and General Manager of the George P. Johnson Company (“GPJ”), a global experiential marketing firm with 30 offices worldwide. Mr. Erlich has full responsibility for operations in GPJ’s world headquarters in Detroit, MI and its Nashville, TN facilities. Prior to GPJ, Mr. Erlich was owner, President and CEO of pulse220, a boutique meetings and events firm which he successfully sold to GPJ in 2015. Prior to pulse220, Mr. Erlich served as President of QMS, a direct marketing and fulfillment firm located in Detroit, MI. Mr. Erlich holds a Bachelor of Arts in Marketing from the Eli Broad College of Business at Michigan State University.

W. Gregory Lehmkuhl, 45, serves as President and Chief Executive Officer of Lineage Logistics Holdings, LLC. He oversees all facets of the company’s operations nationwide. Previously, Mr. Lehmkuhl served as corporate Executive Vice President for Con-Way and President of Con-Way Freight, Con-Way’s less-than-truckload motor carrier and largest subsidiary, where he was responsible for overall company operating and financial performance, strategic planning and business plan development and direction of the company’s continuous improvement processes. He has also held senior management positions at Menlo Worldwide Logistics, Delphi Automotive Systems and Penske Logistics. Mr. Lehmkuhl holds a Bachelor’s Degree in Business from Michigan State University as well as a Master of Business Administration from Oakland University.

In connection with their appointments to the Board, Mr. Erlich and Mr. Lehmkuhl will be compensated in accordance with the Company's non-employee director compensation program.

Item 7.01	Regulation FD Disclosure.

On July 23, 2018, the Company posted a slide presentation to its web site at www.agreerealty.com. The presentation is furnished as Exhibit 99.2 to this report and is hereby incorporated by reference. The information in this Section 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

10.1	Increase Agreement, dated as of July 18, 2018 among Agree Limited Partnership, as the Borrower, the Company, as the parent, PNC Bank, National Association and the other lenders party thereto.
10.2	Form of Revolving Note.
99.1	Press release, dated July 23, 2018, reporting the Company’s results of operations for the second quarter ended June 30, 2018.
99.2	Presentation, dated July 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Clayton R. Thelen
Name: Clayton R. Thelen
Title: Chief Financial Officer and Secretary

Date: July 23, 2018